Vertiv Announces CFO Retirement;
Reaffirms Second Quarter and Full Year 2025 Guidance
•Vertiv announces that David Fallon, its Chief Financial Officer, will retire from his position once a successor has been named and assumes the role, which is anticipated to occur in the second half of 2025. A comprehensive search will be launched for such successor. To ensure a smooth transition, Mr. Fallon will serve as a consultant commencing on his retirement date and through December 31, 2026.
•Vertiv reaffirms second quarter and full year 2025 guidance under the same tariff and other assumptions previously disclosed.

COLUMBUS, Ohio May 28, 2025 – Vertiv (NYSE: VRT), a global provider of critical digital infrastructure and continuity solutions, today announced that due to family reasons, David Fallon, its CFO since 2017, will retire from his position as CFO once a successor has been named and assumes the role, which is anticipated to occur in the second half of 2025. Mr. Fallon will then serve as a consultant to Vertiv through December 31, 2026 to ensure a smooth transition with his successor.
“It has been an honor and a privilege serving as Vertiv’s CFO for these past eight years, and although retiring from Vertiv was a decision that was very personal to me driven by family, it was not an easy decision to make,” commented Fallon. “Throughout the last eight years, we’ve achieved so much together as a company – and yet, I truly believe the greatest opportunities still lie ahead. I will always value the meaningful relationships I’ve built with colleagues, the Board, investors, and analysts. These connections have meant a great deal to me, and I will deeply miss them. However, I am fully committed to supporting a smooth transition with my successor, and remain laser focused on delivering results for this year and building for the future – both as a proud continued member of the Vertiv family and as a loyal shareholder.”
Giordano Albertazzi, Chief Executive Officer at Vertiv stated: “I want to thank David for all that he has done as CFO for the last eight years, redefining the company’s financial operations and helping to drive significant growth. David has been instrumental in positioning Vertiv for sustained growth. Since becoming CEO in January 2023, I have worked closely with David to drive the company’s transformation and strengthening financial performance. Our partnership has been pivotal in aligning financial discipline with long-term growth and profitability objectives, and I will continue to work with David on these matters, including meeting with investors. In short, we are planning a seamless transition to build upon this foundation and continue to deliver on the long-term plan we shared with our investors.”
Dave Cote, Vertiv’s Executive Chairman, further added: “I want to extend my sincere appreciation for David’s instrumental role in establishing the company’s foundational strengths, which have paved the way for our continued success. His pivotal leadership over the years has helped to shape Vertiv into what it is today, and I’m genuinely grateful for his lasting contributions.”
Vertiv Reaffirms Second Quarter and Full Year 2025 Guidance
Vertiv reaffirms second quarter and full year 2025 guidance as disclosed in the company’s earnings release for the first quarter of 2025 issued on April 23, 2025, and under the same tariff and other assumptions described therein. Consistent with the disclosures in such release, the data center market continues to show robust momentum as evidenced by our pipeline growth and strong AI-driven demand. The company continues to invest in ER&D and capacity expansion to support the growing needs of the industry, particularly in AI infrastructure deployments, and to explore various acquisition and other strategic opportunities. The tariff situation remains fluid, but we are proactively working to mitigate the impact with supply chain countermeasures, production flexibility and commercial actions. Our guidance reflects the potential impacts of the tariff rates existing as of April 22, 2025, and assumes those rates continue throughout 2025.

About Vertiv
Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to enable its customers' vital applications to run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today's data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Westerville, Ohio, USA, Vertiv does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit vertiv.com.
Category: Financial News
Cautionary Note Concerning Forward-Looking Statements
This news release, and other statements that Vertiv may make in connection therewith, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Vertiv's future financial or business performance, strategies or expectations, and as such are not historical facts. This includes, without limitation, statements regarding Vertiv's financial position, capital structure, indebtedness, business strategy and plans and objectives of Vertiv management for future operations, as well as statements regarding growth, anticipated demand for our products and services and our business prospects during 2025, as well as expected impacts from our pricing actions, our guidance for second quarter and full year 2025 and statements regarding tariffs, global trade conflict and any actions we may take in response thereto, and statements relating to the planned transition of our Chief Financial Officer. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Vertiv cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this news release, words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this release are based on current expectations and beliefs concerning future developments and their potential effects on Vertiv. There can be no assurance that future developments affecting Vertiv will be those that Vertiv has anticipated. Vertiv undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vertiv's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Vertiv has previously disclosed risk factors in its Securities and Exchange Commission ("SEC") reports, including those set forth in the Vertiv 2024 Annual Report on Form 10-K filed with the SEC on February 18, 2025. These risk factors and those identified elsewhere in this release, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: risks relating to the continued growth of our customers' markets; long sales cycles for certain Vertiv products and solutions as well as unpredictable placing or cancelling of customer orders; failure to realize sales expected from our backlog of orders and contracts; disruption of our customer's orders or the markets; less favorable contractual terms with large customers; risks associated with governmental contracts; failure to mitigate risks associated with long-term fixed price contracts; competition in the industry in which we operate; failure to obtain performance and other guarantees from financial institutions; failure to properly manage supply chain, difficulties with third-party manufacturers and increases in costs of material, freight and/or labor, and changes in the costs of production; competition in the infrastructure technologies; risks associated with information technology disruption or cyber-security incidents; risks associated with the implementation and enhancement of information systems; failure to realize the expected benefit from any rationalization, restructuring and improvement efforts; disruption of, or changes in, Vertiv's independent sales representatives, distributors and original equipment manufacturers; increase of variability in our effective tax rate costs or liabilities associated with product liability due to global operations subjecting us to income and other taxes in the U.S. and numerous foreign entities; the global scope of Vertiv's operations, especially in emerging markets;

failure to benefit from future significant corporate transactions; risks associated with Vertiv's sales and operations in emerging markets including economic, political and production level risk; risks associated with future legislation and regulation of Vertiv's customers' markets both in the United States and abroad; our ability to comply with various laws and regulations including but not limited to, laws and regulations relating to data protection and data privacy; failure to properly address legal compliance issues, particularly those related to imports/exports, anti-corruption laws, and foreign operations; risks associated with foreign trade policy, including tariffs and global trade conflict and any actions we may take in response thereto; risks associated with litigation or claims against the Company, including the risk of adverse outcomes to any legal claims and proceedings; our ability to protect or enforce our proprietary rights on which our business depends; third party intellectual property infringement claims; liabilities associated with environmental, health and safety matters; failure to achieve environmental, social and governance goals; failure to realize the value of goodwill and intangible assets; exposure to fluctuations in foreign currency exchange rates; failure to remediate material weaknesses in our internal controls over financial reporting; our level of indebtedness and the ability to incur additional indebtedness; our ability to comply with the covenants and restrictions contained in our credit agreements, including restrictive covenants that restrict operational flexibility; our ability to comply with the covenants and restrictions contained in our credit agreements is not fully within our control; our ability to access funding through capital markets; resales of Vertiv securities may cause volatility in the market price of our securities; our organizational documents contain provisions that may discourage unsolicited takeover proposals; our certificate of incorporation includes a forum selection clause, which could discourage or limit stockholders' ability to make a claim against it; the ability of our subsidiaries to pay dividends; factors relating to the business, operations and financial performance of Vertiv and its subsidiaries, including: global economic weakness and uncertainty; our ability to attract, train and retain key members of our leadership team and other qualified personnel; the adequacy of our insurance coverage; fluctuations in interest rates materially affecting our financial results and increasing the risk our counterparties default in our interest rate hedges; our incurrence of significant costs and devotion of substantial management time as a result of operating as a public company; and other risks and uncertainties indicated in Vertiv's SEC reports or documents filed or to be filed with the SEC by Vertiv. Forward-looking statements included in this news release speak only as of the date of this news release or any earlier date specified for such statements. All subsequent written or oral forward-looking statements attributable to Vertiv or persons acting on Vertiv's behalf may be qualified in their entirety by this Cautionary Note Concerning Forward-Looking Statements.

For investor inquiries, please contact:
Lynne Maxeiner
Vice President, Global Treasury & Investor Relations
Vertiv
E: lynne.maxeiner@vertiv.com
For media inquiries, please contact:
Brianna Rabe
Ruder Finn for Vertiv
E: Brianna.Rabe@ruderfinn.com
Source: Vertiv Holdings Co